UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

AMERICAN FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 21, 2014.

AMERICAN FINANCIAL GROUP, INC.	Meeting Information

Meeting Type:           Annual Meeting

For holders as of:      March 25, 2014

Date:  May 21, 2014         Time: 11:00 AM EDT

Location: Great American Insurance Group Tower

18th Floor

301 East Fourth Street

Cincinnati, Ohio 45202

AMERICAN FINANCIAL GROUP, INC. 301 EAST FOURTH STREET CINCINNATI, OH 45202 ATTN: KARL J. GRAFE

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

 — Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report 2. Notice & Proxy Statement 3. Form 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2014 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com.  Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

01)	Carl H. Lindner III	07)	James E. Evans
02)	S. Craig Lindner	08)	Terry S. Jacobs
03)	Kenneth C. Ambrecht	09)	Gregory G. Joseph
04)	John B. Berding	10)	William W. Verity
05)	Joseph E. (Jeff) Consolino	11)	John I. Von Lehman
06)	Virginia C. Drosos

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.	Proposal to ratify the Audit Committee's appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm for 2014.

3.	Advisory Vote on Compensation of Named Executive Officers.

4.	Approval of Annual Senior Executive Bonus Plan.

The Board of Directors recommends you vote AGAINST the following proposal:

5.	Shareholder Proposal Regarding Certain Employment Matters.

NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof.

This is a NOTIFICATION of the:

AMERICAN FINANCIAL GROUP, INC. 2014 Annual Meeting of Shareholders

MEETING DATE: May 21, 2014

RECORD DATE: March 25, 2014

CUSIP NUMBER: 025932104

In connection with the AMERICAN FINANCIAL GROUP, INC. 2014 Annual Meeting of Shareholders, this e-mail describes how to access proxy materials and vote.

GENERAL INFORMATION

Important Notice Regarding the Availability of Proxy Materials

If you received this e-mail, then our records show that you may have consented to receive our proxy materials electronically and to vote over the Internet or by telephone. You may have given this consent

(a) by enrolling at http://www.InvestorDelivery.com,

(b) during a vote at https://www.proxyvote.com/0012345678901, or

(c) by holding shares in an employee benefit plan.

Please read these instructions carefully.

If you hold AMERICAN FINANCIAL GROUP, INC. shares in multiple accounts, you may receive multiple e-mails showing your various accounts. Each e-mail will include a separate CONTROL NUMBER. We urge you to vote your shares for each account.

CONTROL NUMBER: 012345678901

VOTING OVER THE INTERNET OR BY PHONE

Internet and telephone votes are accepted until 11:59 p.m. Eastern Time on Sunday, May 19, 2013 for shares in employee benefit plans, or Tuesday, May 21, 2013 for all other shares.

You can enter your voting instructions and view the shareholder material at the Internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/0012345678901

To access ProxyVote.com, you will need the control number identified above and your four digit PIN:

*	If you were enrolled for electronic delivery by AMERICAN FINANCIAL GROUP, INC. as an employee, this PIN is the last four digits of your Social Security number.

*	If you are a shareholder who consented to receive proxy materials electronically, this PIN is the four digit number you selected at the time of your enrollment.

*	If you do not know your PIN, please follow the instructions at https://www.proxyvote.com/0012345678901.

If you wish to vote by telephone, then please call 1-800-690-6903.

You will need your control number to vote.

To view the documents below, you may need the Adobe Acrobat Reader.

To download the free Adobe Acrobat Reader, click the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

PROXY MATERIALS

The proxy materials can also be found by clicking the following links:

2014 PROXY STATEMENT

http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9MjI3OTM0fENoaWxkSUQ9LTF8VHlwZT0z&t=1

2013 ANNUAL REPORT TO SHAREHOLDERS

http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9MjI3OTMyfENoaWxkSUQ9LTF8VHlwZT0z&t=1

ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDING 12/31/2013

http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9MjI3OTMzfENoaWxkSUQ9LTF8VHlwZT0z&t=1

TO CHANGE YOUR PROFILE AND/OR RECEIVE HARD COPIES OF PROXY MATERIALS IN THE FUTURE:

If you were enrolled for electronic delivery by AMERICAN FINANCIAL GROUP, INC. as an employee and still wish to receive hard copies of these materials, you may contact AMERICAN FINANCIAL GROUP, INC.'s Investor Relations Department at (513) 579-6739 or e-mail AFGInvestorRelations@gaic.com

If you consented to receive proxy materials electronically through one of the methods described previously in this e-mail, then please follow the instructions in the next paragraph carefully:

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to http://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to http://www.InvestorDelivery.com.

Your Investor Delivery Enrollment Number is:                                    M012345678901